ING PARTNERS, INC.

ING T. Rowe Price Growth Equity Portfolio

(“Portfolio”)

Supplement dated August 9, 2010

to the Portfolio’s Adviser Class and Service Class Prospectus,

Initial Class Prospectus and

Service 2 Class Prospectus

(each a “Prospectus” and collectively “Prospectuses”)

each dated April 30, 2010

Effective June 1, 2010, Directed Services LLC, the Portfolio’s adviser, agreed to waive a portion of the Portfolio’s management fee and revise the sub-advisory fee payable to T. Rowe Price Associates, Inc. The Portfolio’s Prospectuses are revised as follows:

Footnote (1) to the table entitled “Annual Portfolio Operating Expenses,” in the section entitled “Fees and Expenses of the Portfolio” found in the summary section of each Prospectus is hereby revised to include the following:

Additionally, the adviser is contractually obligated to further waive a portion of the management fee through May 1, 2012. Based upon net assets as of June 1, 2010, the management fee waiver for the Portfolio would be (0.00)%. There is no guarantee that the management fee waiver will continue after May 1, 2012. The management fee waiver will only renew if the adviser elects to renew it.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

ING PARTNERS, INC.

ING T. Rowe Price Growth Equity Portfolio

(“Portfolio”)

Supplement dated August 9, 2010

to the Portfolio’s Adviser Class (“Class ADV”),

Initial Class (“Class I”), Service Class (“Class S”) and

Service 2 Class (“Class S2”)

Statement of Additional Information (“SAI”)

dated April 30, 2010

Effective June 1, 2010, Directed Services LLC, the Portfolio’s adviser, agreed to waive a portion of the Portfolio’s advisory fee and revise the sub-advisory fee payable to T. Rowe Price Associates, Inc. The Portfolio’s SAI is revised as follows:

1.	In reference to the Portfolio, Footnote (2) to the table entitled “Advisory Fees” beginning on page 78 of the SAI is revised to include the following:

Additionally, pursuant to a waiver agreement, DSL has agreed to further lower the advisory fee for ING T. Rowe Price Growth Equity Portfolio so that the advisory fee payable to DSL will be waived in amounts equal to 50% of the total aggregated savings in excess of $500,000 as a result of the sub-advisory fee reduction with respect to ING T. Rowe Price Growth Equity Portfolio and ING T. Rowe Price Equity Income Portfolio (a series of ING Investors Trust) pro rata based on each Portfolio’s contribution to the amount saved for the period from June 1, 2010 through May 1, 2012. There is no guarantee that this agreement will continue after that date. The agreement will only be renewed if DSL elects to renew it.

2.	The information relating to the Portfolio in the table entitled “Sub-Advisory Fees” beginning on page 86 of the SAI is deleted and replaced with the following:

Portfolio(1)	Sub-Advisory Fee
ING T. Rowe Price Growth Equity Portfolio

0.40% on the first $250 million of the Portfolio’s average daily net assets;

0.375% of the next $250 million of the Portfolio’s average daily net assets; and

0.35% in the next $500 million up to $1 billion of the Portfolio’s average daily net assets.(5)(6)

When assets exceed $1 billion, the fee schedule resets as indicated below:

0.35% on the first $1 billion of the Portfolio’s average daily net assets; and

0.325% on assets above $1 billion of the Portfolio’s average daily net assets.

3.	In reference to the Portfolio, Footnote (6) to the table in the section entitled “Sub-Advisers” beginning on page 79 of the SAI is deleted and replaced with the following:

(6)	The Portfolio’s Sub-Adviser will provide DSL a transitional credit to eliminate any discontinuity between the tiered fee schedule and the flat fee once assets reach $1 billion. The credit will apply at asset levels between approximately $946 million and $1 billion. To accommodate circumstances where the Portfolio’s assets fall below $1 billion and to prevent a decline in the Portfolio’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule. This credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either: (a) exceed $1 billion, when the flat fee would be triggered; or (b) fall below a threshold of approximately $946 million, where the original fee schedule would be fully re-applied.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE